SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-25380

Date of Report: November 13, 2006

ULTRADATA SYSTEMS, INCORPORATED
(Name of Small Business Issuer in its Charter)

Delaware	43-1401158
(State of Other Jurisdiction of incorporation or organization)	(I.R.S.Employer Identification No.)

1240 Dielman Industrial Court, St. Louis, MO	63132
(Address of Principal Executive Offices)	(Zip Code)

(314) 997-2250

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01

Completion of Acquisition of Assets

Item 3.02

Unregistered Sale of Equity Securities

Item 5.01

Changes in Control of Registrant

Item 5.02

Election of Director

On November 13, 2006 Ultradata acquired all of the outstanding capital stock of China Organic Health Products, Inc. (“China Organic”).  China Organic was recently incorporated as a Delaware corporation.  China Organic is a holding company that owns 100% of the registered capital of Jilin Huaren Organic Health Products Co., Ltd. (“Jilin Huaren”), a corporation organized under the laws of The People’s Republic of China.  Jilin Huaren is engaged in the business of research, development, production and sale of organic foods and healthcare products.  All of Jilin Huaren’s business is currently in China.

In connection with the closing of the acquisition (the “Share Exchange”) on November 13, 2006, the following took place:

•

Ultradata issued to the shareholders of China Organic (a) 27,486,175 shares of common stock and (b) Series D Preferred Stock, which is convertible into 469,760,000 shares of common stock.

•

The Board of Directors of Ultradata elected Fang Jinzhong and Zhang Changcai to serve as members of the Board, effective ten days after an information statement regarding Messrs. Fang and Zhang is mailed to Ultradata’s shareholders of record.

New Management

After implementing the change in management called for by the Share Exchange Agreement, the executive officers and directors of Ultradata will be:

Name	Age	Position with the Company	Director Since
Fang Jinzhong	50	Chairman, Chief Executive Officer,	2006
		Chief Financial Officer
Zhang Chengcai	44	Director, V.P. – Marketing	2006
Zhou Huakang	54	Director	2006

All directors hold office until the next annual meeting of our shareholders and until their successors have been elected and qualify.  Officers serve at the pleasure of the Board of Directors.

Fang Jinzhong joined Mr. Zheng in founding Jilin Huaren in 2002.  He has served as its Chairman and Chief Executive Officer since then.  Prior to forming Jilin Huaren, Mr. Fang had been engaged since 1978 in the business of agricultural production, agricultural product processing, marketing of agricultural products and agricultural technology.   Mr. Fang was awarded a Bachelor’s Degree from the Jilin Financial College in 1978, where he majored in Agricultural Industrial Operations.

Zhang Chengcai joined Mr. Fang in founding Jilin Huaren in 2002.  He has served as its Deputy Chairman and Director of Marketing.  From 1998 to 2002 Mr. Zhang was a sales representative for Amway China, from whom he received the Emerald Award.  From 1987 to 1998 Mr. Zhang was employed in the radiology department of Jilin Medical College Hospital, where he conducted research on agricultural products and supervised testing of organic foods.  Mr. Zhang was awarded a Bachelor’s Degree from the Jilin Medical College in 1978, where he majored in Radiology.

Principal Shareholders

Upon completion of the Share Exchange, there were 45,034,840 shares of Ultradata common stock issued and outstanding.  In addition, there were three series of Ultradata convertible preferred stock issued and outstanding, which can be converted into 539,959,296 common shares, yielding a total outstanding on a fully-diluted basis of 584,994,136 shares.  The holders of the convertible preferred stock have the voting power of the common shares into which their preferred shares could be converted.

The following table sets forth information known to us with respect to the beneficial ownership of our common stock as of the date of this Report by the following:

•

each shareholder known by us to own beneficially more than 5% of our common stock (on a fully-diluted basis);

•

Fang Jinzhong, our Chief Executive Officer

•

each of our directors; and

•

all directors and executive officers as a group.

Except as otherwise indicated, we believe that the beneficial owners of the common stock listed below have sole voting power and investment power with respect to their shares,  subject to community property laws where applicable.  Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission.

	Amount and Nature
Name & Address	Of Beneficial		Percentage
Of Beneficial Owner (1)	Ownership(2)		Of Class
Fang Jinzhong	92,585,966		15.8%
Zhang Chengcai	56,486,430		9.7%
Zhou Huakang	111,456,690	(3)	19.1%
18 Kimberly Court East Hanover, NJ 07936
All officers and directors (3 persons)	260,529,086		44.5%
American Union Securities, Inc.	32,022,110		5.5%

_____________________________

(1)    Except as otherwise noted, the address of each shareholder is 648 Weihai Road, Changchun, Jilin Province, P.R. China.

(2)    Except as otherwise noted, all shares are owned of record and beneficially.

(3)    Represents shares held of record by Warner Technology & Investment Corp., of which Mr. Zhou is the President and controlling shareholder.

INFORMATION REGARDING THE ACQUIRED COMPANIES

Business

China Organic Health Products, Inc.

China Organic was organized under the laws of Delaware in June 2006.  It never initiated any business activity.  In June 2006 China Organic acquired all of the registered capital stock of Jilin Huaren in exchange for equity in China Organic.

Jilin Huaren Organic Health Products Co., Ltd.

Jilin Huaren was founded in 2002 by Fang Jinzhong and Zhang Changcai.   In the following years, Messrs. Fang and Zhang have contributed to Jilin Huaren registered capital of $50 million RMB or approximately $6.25 million, as well as their expertise in organic farming and agricultural manufacturing.  The result is that Jilin Huaren today is an enterprise engaged in organic food production that controls the entire industry chain, from production through manufacturing to marketing.

The label “organic” identifies food and other agricultural products that are produced and processed through organic agricultural production systems.  In general, organic foods are produced without use of any synthetic materials, including pesticides, chemical fertilizers, or any form of genetically-engineered animals or seeds.  The standards that determine what can be called “organic” are generally set at the national level, with reference to international standards adopted by agreement among countries.

In China, the Organic Food Development Center and Organic Food Certification Center (“OFDC”), a division of the State Environmental Protection Administration sets the standards for organic certification.  The OFDC is the only organic certification association in China that has been recognized by the International Federation of Organic Agriculture Movements (IFOAM).  OFDC-certification is honored not only in China, but also in Korea, Hong Kong and Macao. In addition, OFDC has established close cooperative relations with organic certification agencies in the EU, Japan and USA, and maintains mutual recognition terms with more than 20 other IFOAM accredited certification agencies in the EU, Japan and the US.

Organic certification by the OFDC provides organic food with an authentication tag, usually in the form of symbols or graphs. In 2004 Jilin Huaren obtained both the organic land certificate and the organic foodstuff certification from OFDC, which signifies that Huaren is an independent manufacturer with its own organic farms and processing factories.

Currently, Jilin Huaren produces and markets the following categories of organic agricultural products:

A.

Organic rice and grains:

These products are marketed under the Huaren brand name.

B.

Organic foods.  31 Series, including:

1.

organic corn-based cakes, which come in a variety of flavors (corn flavored, buttermilk flavored, egg white flavored)

2.

low-sugar organic wheat biscuits

3.

organic grain fiber powders

4.

organic grain sugar wafers

5.

organic bean rice crackers

C.

Organic nutritional supplements:

           1.  Spirulina supplements (tablet form), classified as blue-green algae or as blue green bacteria. Spirulina is a rich source of protein and contains chlorophyll, carotenoids, minerals, and gamma-linolenic acid (GLA). Spirulina is taken as a protein supplement, in addition to protecting against various types of allergic reactions, antibiotic-related illnesses, and liver disorders.

           2. Gingko leaf extract supplements (tablet form).  These extracts from the gingko tree are used to treat a variety of ailments, including asthma, bronchitis, fatigue, and tinnitus.

D.

Cosmetics

These products are skin creams that reduce damage associated with the sun. These products are moisturizers, which were formulated to help balance the skin's moisture level and restore its moisture balance. The antioxidant rich, non-greasy formula helps improve the overall smoothness of the skin, soothes the skin and protects the skin from free radical attack. The cosmetics are sold in three series: Organic Shiyimei series, Ajiaoshu series, and the Peach-blossom series.

The following table shows the contribution to operating results in fiscal 2005 and the first nine months of fiscal 2006 by each of the industry segments in which Jilin Huaren carries on business:

Fiscal 2005	Foods	Cosmetics	Healthcare Products	Total
Revenue	$1,580,056	$303,786	$680,888	$2,564,730
Net profit	$393,641	$151,307	$275,470	$848,128

First 9 Months of Fiscal 2006	Foods	Cosmetics	Healthcare Products	Total
Revenue	$921,574	$658,267	$614,383	$2,194,224
Net profit	$176,283	$315,968	$328,167	$820,418

Production

In 2004 Jilin Huaren acquired the right to grow organic crops on a 200 hectare parcel of farmland – i.e. approximately 494 acres.  Jilin Huaren leases plots on its farm to independent farmers, who have contracted to sell the produce to Jilin Huaren.  The produce from this farmland forms the raw materials for all of Jilin Huaren’s products.

After harvest, Jilin Huaren consigns its produce to organic manufacturing facilities that have entered into consigned production agreements with Jilin Huaren.  The facilities hold the produce, and manufacture it to Jilin Huaren’s order, which is determined by contemporaneous market demands.  Currently, Jilin Huaren utilizes the following manufacturing facilities:

1.

Organic rice: Jilin Wanchang Rice Co., Ltd.

2.

Organic food: Jilin Jigu Fiber Food Technology Development Company

3.

Cosmetics:

Shiyimei series:  Beijing DYYH Science & Technology, Inc.

Ajiaoshu series:  Jingrentang Biological Technologies Co., Ltd.

Peach-blossom series:  Cosmetics Research Center of Changchun Film Studio

4.

Healthcare products:  Qingdao Sanjiujiuzhou Biotechnology Co., Ltd.

Marketing

Jilin Huaren markets its products through a multi-level distribution network.  Currently 90 “branch companies” and 140 “specialty stores” take product direct from Jilin Huaren.  The branch companies and specialty stores are independently-owned and each has been assigned a specific geographic area in which to develop the market for Jilin Huaren’s products.  Within that area, the branch companies and specialty stores either market direct to beauty salons and supermarkets, or appoint distributors that employ salesmen to approach the salons and markets.  Jilin Huaren personnel maintain surveillance over all points in this network, providing training and guidance where needed, as well as being responsible for on-time delivery and service.  Jilin Huaren is also responsible for the nation-wide advertising and promotion program, whose goal is to make Jilin Huaren the leading organic food brand in China.

Jilin Huaren’s principal target market is the rapidly developing urban class in China.  The concept of organic food and cosmetics is new to China and the size of the industry remains small, relative to other large countries.  However, as China’s urban population expands and the pressures of urban existence increase, there is a growing awareness in China of the need for a healthier lifestyle is increasing.  For example, a recent survey by the Sub-health Studies Center of the Shanghai Academy of Social Studies found that only 16% of the population of Shanghai met the criteria set by the study for “healthy.”  70% were classified as “sub-healthy,” and 14% as “non-healthy.”  At the same time, the economic well-being of the Chinese urban population has increased substantially in recent years, which enables them to focus resources on improving their lifestyles.  As a result, the demand for organic agricultural products is growing.

Currently, the organic food and cosmetics industry in China is highly fragmented.  There is no market participant that controls more than a small fraction of the market, and most focus their marketing efforts in a limited geographic range.  Currently there is no large scale organic food supplier in Jilin Province other than Jilin Huaren.

Growth

Jilin Huaren’s strategy for growth is premised on the success of its program of brand promotion.  Assuming that its promotion program is successful in stirring nationwide demand for Jilin Huaren products, management has planned the following development strategy to meet the demand:

•

Acquiring more organic soil resources by various means:  acquisition, cooperation and tenancy.  Management currently plans to invest 10 million RMB ($1.2mil) to acquire rights to 1000 hectares of organic land in the Changbai Mountain.  Jilin Huaren will use the new area to plant Chinese herbal medicines, utilizing the local natural herbal medicines resources. The herbal medicines will be used as raw materials for organic healthcare products.  Management also plans to invest another 10 million RMB ($1.2mil) to obtain rights to 1000 hectares of organic land in the Shandong, Xinjiang, Henan  areas, where Jilin Huaren will plant cotton, which will be used as raw materials for organic garments.

•

Strengthening research and development of organic products, and developing organic health products, organic cosmetics, organic costumes, etc.

•

Continual expansion of the marketing network by bringing in more branch stores, specialty stores and distributors.

•

Purchasing and acquiring organic food processing factories and organic product processing factories, to obtain greater control over the production segment.

Personnel

Jilin Huaren currently employs 40 individuals, all on a full-time basis.  Among those employees are 34 individuals with college or university degrees.  None of Jilin Huaren’s employees belongs to a collective bargaining unit.  Besides our two officers, 16 of our employees are engaged in management activities and 16 are engaged in managing our sales force.

The sales personnel who market Jilin Huaren’s products throughout China are employed by independent distributors, and are not employees of Jilin Huaren.  Management estimates that approximately 20,000 individuals are involved in the distribution of Jilin Huaren roducts.

Property

Jilin Huaren’s executive offices are located in a 15,000 square foot facility that it leases.  The facility is located on the 200 hectare farm, which provides Jilin Huaren the raw materials for its products.

Management’s Discussion and Analysis

Results of Operations

Jilin Huaren commenced marketing operations in March 2005.  Therefore, the results of operations reported for the fiscal year ended September 30, 2005 represent only seven months of sales results.  During that period, Jilin Huaren generated $2,564,730 in revenues (compared to negligible revenues in the year ended September 30, 2004) and net income (before the foreign currency translation adjustment) of $704,215.

The relatively high level of profitability that we experienced in our first seven months of operations was attributable to two essential characteristics of our business model:

•

There are thousand of individuals involved in selling our products – but we employ only 16 of them.  The remainder are owners or employees of the companies that distribute for us.  As a result, in the year ended September 30, 2005 we realized $2.5 million in revenue with only $84,709 in selling expense.

•

Our manufacturing activity is completely outsourced to enterprises dedicated to organic agricultural manufacturing.  As a result, during the year ended September 30, 2005 our general and administrative expense equaled only approximately 4% of our revenue.  In that year our depreciation expense – often a major factor in agribusiness operations – was only $2,315, since we own no manufacturing equipment.

The growth of our business continued through the first quarter of fiscal year 2006, then came to a halt.  During the past winter, the government of China required that enterprises engaged in multi-level product distribution substantially revise the arrangements they had with their distribution network.  Therefore, during the second quarter of fiscal 2006, we sold almost nothing – as we spent the quarter rebuilding our distribution network to achieve compliance with China’s regulations.  We completed that rebuilding process in time to return to an almost-full marketing effort in the quarter ended June 30, 2006, when we achieved $1,023,516 in revenue and $283,439 in net income (before currency translation).  Again, our relatively low selling cost and general and administrative expense were the factors enabling us to achieve net income equal to 28% of revenue.

Our gross margin for the quarter ended June 30, 2006 was 48%.  This was approximately equal to the gross margin of 47% that we achieved in the year ended September 30, 2005.  It fell below the gross margin of 58% that we achieved in the quarter ended June 30, 2005, however.  The quarter-to-quarter comparison was primarily affected by the product mix we sold.  Our gross margin on cosmetic products is substantially higher than our gross margin on food products, particularly raw grains.  For the immediate future we expect food products to be the primary source of our revenue, and so expect gross margin to remain somewhat below 50%.

Our business operates entirely in Chinese Renminbi, but we report our results in our SEC filings in U.S. Dollars.  The conversion of our accounts from RMB to Dollars results in translation adjustments, which are reported as a middle step between net income and comprehensive income.  The net income is added to the retained earnings on our balance sheet; while the translation adjustment is added to a line item on our balance sheet labeled “accumulated other comprehensive income,” since it is more reflective of changes in the relative values of U.S. and Chinese currencies than of the success of our business.

For the future, we expect that our expenses will grow proportionately with our revenues.  As our distribution network expands, we are required to hire additional supervisory personnel and to provide training for new distributors.  This ratio should remain consistent until we acquire our own production facilities.  That event, if it happens, would increase our gross margins but also increase our general and administrative expense.

Liquidity and Capital Resources

At June 30, 2006 we had working capital of $7,701,604 and no long-term liabilities.  Accordingly, we have sufficient capital resources to fund our business for the foreseeable future.

The majority of our current assets were represented by a receivable of $4,349,002 from Jilin Wancheng Miye Co., Ltd. That receivable arose last winter when the disruption of our distribution network left us with produce that we could not immediately distribute.  We transferred the produce at cost to Jilin Wancheng Miye in exchange for its commitment that by November 30, 2006 it would either pay us the cost of the produce or replace it with fresh produce.  If Jilin Wancheng Miye defaults in that obligation, it will significantly impair our working capital, yet leave us with sufficient resources to carry out our business plan.

The funds for our growth to date have been provided by our officers.  Last year, however, when our officers required funds for personal purposes, we returned money to them and recorded the amounts as loans.  For that reason, there was included in current assets the sum of $437,812 that we had previously loaned to our officers.  Those funds were repaid in the quarter ended September 30, 2006.  Since Jilin Huaren has now become part of a public company, it will not loan funds to its officers in the future.

The two factors that make our business particularly profitable (the independent distribution network and the outsourced manufacturing) also have an adverse effect on our cash flow.  Maintaining our distribution network requires that we tolerate receivables aging that would not be acceptable if we sold direct to the stores.  At the same time, the fact that we maintain substantial inventories of raw materials on consignment at our manufacturing contractors requires that we carry inventory levels that exceed those that our own manufacturing facilities would require.  For these reasons, the $730,003 in net income that we produced in the nine months ended June 30, 2006 yielded only $117,192 in cash.

The cash demands of our business mean that in order to make capital improvements we will require additional capital from external sources.  Our plan is to acquire additional organic soil resources in the near future, and to invest in manufacturing capability over the longer term.  To fund those additions to our balance sheet, we intend to sell equity.  At the present time, however, we have received no commitments from any source.

Off-Balance Sheet Arrangements

Neither China Organic nor Jilin Huaren has any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on their financial condition or results of operations.

Risk Factors That May Affect Future Results

You should carefully consider the risks described below before buying our common stock.  If any of the risks described below actually occurs, that event could cause the trading price of our common stock to decline, and you could lose all or part of your investment.

There is no assurance that the market for organic foods and cosmetics will grow in China.

The concept of organic foods and organic cosmetics is relatively new in China.  In order for the market for organic agricultural products to develop, it will be necessary for a portion of the Chinese population to become willing to pay the extra cost or organic products in order to obtain the benefits of organic products.  Although the economy of China is growing, the average income of the Chinese population remains far below that of the European and American countries where organic products have developed a clientele.  If a sufficient portion of the Chinese population is not willing to pay the extra cost of organic products, our business is likely to fail.

We may not be able to increase production to the level necessary to meet demand.

We currently obtain all of our raw materials from 200 hectares of land.  If our program for promoting our brand is successful, those 200 hectares will be inadequate to provide the raw materials that we will need.  We will then have to obtain additional hectares of organic soil.  There are few large areas of organic soil available, and there is considerable competition to acquire them.  On the other hand, it takes over three years to convert soil that has been used for non-organic farming into soil useable in organic agriculture.  If, therefore, we are unable to produce sufficient raw materials to meet the demand for our products, the negative effect may offset the benefits of our marketing program, and our business will fail.

We are subject to the risk of natural disasters.

We produce all of our raw materials, and have not developed alternative sources for raw materials.  If our crops are destroyed by drought, flood, storm, blight, or the other woes of farming, we will not be able to meet the demands of our distribution network, and the network is likely to atrophy.  This could have a long-term negative effect on our ability to grow our business, in addition to the near-term loss of income.

If we lost control of our distribution network, our business would fail.

We depend on our distribution network for the success of our business.  Competitors may seek to pull our distribution network away from us.  In addition, if dominant members of our distribution network become dissatisfied with their relationship with Jilin Huaren, a concerted effort by the distribution network could force us to accept less favourable financial terms from the distribution network.  Either of these possibilities, if realized, would have an adverse effect on our business.

A recession in China could significantly hinder our growth.

The success of our efforts to introduce organic foods into the urban diet in China will depend on continuation of recent improvements in the Chinese economy and the amount of disposable income available to the Chinese population.  If money becomes tight, individuals will be less willing to pay extra for the benefits of organic food.  Many financial commentators expect a recession to occur in China in the near future.  The occurrence of a recession could significantly hinder our efforts to implement our business plan.

Our business and growth will suffer if we are unable to hire and retain key personnel that are in high demand.

Our future success depends on our ability to attract and retain highly skilled marketing personnel and agricultural technicians.  Qualified individuals are in high demand in China, and there are insufficient experienced personnel to fill the demand.  Therefore we may not be able to successfully attract or retain the personnel we need to succeed.

We may have difficulty establishing adequate management and financial controls in China.

The People’s Republic of China has only recently begun to adopt the management and financial reporting concepts and practices that investors in the United States are familiar with.  We may have difficulty in hiring and retaining employees in China who have the experience necessary to implement the kind of management and financial controls that are expected of a United States public company.  If we cannot establish such controls, we may experience difficulty in collecting financial data and preparing financial statements, books of account and corporate records and instituting business practices that meet U.S. standards.

Government regulation may hinder our ability to function efficiently.

The national, provincial and local governments in the People’s Republic of China are highly bureaucratized.  The day-to-day operations of our business require frequent interaction with representatives of the Chinese government institutions.  The effort to obtain the registrations, licenses and permits necessary to carry out our business activities can be daunting.

Significant delays can result from the need to obtain governmental approval of our activities.  These delays can have an adverse effect on the profitability of our operations.  In addition, compliance with regulatory requirements applicable to organic farming and production may increase the cost of our operations, which would adversely affect our profitability.

Capital outflow policies in China may hamper our ability to pay dividends to shareholders in the United States.

The People’s Republic of China has adopted currency and capital transfer regulations. These regulations require that we comply with complex regulations for the movement of capital. Although Chinese governmental policies were introduced in 1996 to allow the convertibility of RMB into foreign currency for current account items, conversion of RMB into foreign exchange for capital items, such as foreign direct investment, loans or securities, requires the approval of the State Administration of Foreign Exchange. We may be unable to obtain all of the required conversion approvals for our operations, and Chinese regulatory authorities may impose greater restrictions on the convertibility of the RMB in the future. Because most of our future revenues will be in RMB, any inability to obtain the requisite approvals or any future restrictions on currency exchanges will limit our ability to pay dividends to our shareholders.

Currency fluctuations may adversely affect our operating results.

Jilin Huaren generates revenues and incurs expenses and liabilities in Renminbi, the currency of the People’s Republic of China.  However, as a subsidiary of Ultradata, it will report its financial results in the United States in U.S. Dollars.  As a result, our financial results will be subject to the effects of exchange rate fluctuations between these currencies.  From time to time, the government of China may take action to stimulate the Chinese economy that will have the effect of reducing the value of Renminbi.  In addition, international currency markets may cause significant adjustments to occur in the value of the Renminbi.  Any such events that result in a devaluation of the Renminbi versus the U.S. Dollar will have an adverse effect on our reported results.  We have not entered into agreements or purchased instruments to hedge our exchange rate risks.

We have limited business insurance coverage.

The insurance industry in China is still at an early stage of development. Insurance companies in China offer limited business insurance products, and do not, to our knowledge, offer business liability insurance. As a result, we do not have any business liability insurance coverage for our operations. Moreover, while business disruption insurance is available, we have determined that the risks of disruption and cost of the insurance are such that we do not require it at this time. Any business disruption, litigation or natural disaster might result in substantial costs and diversion of resources.

Ultradata is not likely to hold annual shareholder meetings in the next few years.

Management does not expect to hold annual meetings of shareholders in the next few years, due to the expense involved.  The current members of the Board of Directors were appointed to that position by the previous directors.  If other directors are added to the Board in the future, it is likely that the current directors will appoint them.  As a result, the shareholders of Ultradata will have no effective means of exercising control over the operations of Ultradata.

Executive Compensation

Information regarding the compensation paid to the executive officers of Ultradata  during the past three fiscal years is set forth in Item 10 of Ultradata’s Annual Report on Form 10-KSB for the year ended December 31, 2005, which was filed with the Securities and Exchange Commission on April 7, 2006.  None of the individuals who served as officers of Ultradata during the past three fiscal years remains an officer or director of Ultradata.

The table below itemizes the compensation paid to Fang Jinzhong and Zhang Changcai by Jilin Huaren for services during the current and past two years.  There was no officer of Jilin Huaren whose salary and bonus for services rendered during the year ended December 31, 2005 exceeded $100,000.

Year

      Salary

Fang Jinzhong................

2006

   $ 10,000

2005

      10,000

2004

        8,000

Year

      Salary

Zhang Changcai.............

2006

   $   6,000

2005

        6,000

2004

        5,000

Jilin Huaren has committed to pay salaries of $10,000 to Mr. Fang and $6,000 to Mr. Zhang for services in 2007.  It has not made any commitment to compensate Mr. Zhou for services as a director.

Related Party Transactions

Neither Mr. Fang nor Mr. Zhang has engaged in any transaction with Ultradata, China Organic or Jilin Huaren during the past two fiscal years or the current fiscal year that had a transaction value in excess of $60,000.

Dr. Huakang Zhou is the President and controlling shareholder of Warner Technology & Investment Corp., which held voting control of Ultradata prior to the Share Exchange by reason of its ownership of Ultradata’s Series B Preferred Stock.  Prior to the Share Exchange, Dr. Zhou was the sole member of Ultradata’s Board of Directors, and was Ultradata’s Chief Executive Officer.  Warner Technology & Investment served as an advisor to Jilin Huaren in connection with the Share Exchange.  In consideration of its services, Warner Technology & Investment was issued shares in China Organic that, upon completion of the Share Exchange, were converted into 2,927,277 shares of Ultradata common stock and 25,015 shares of Series D Preferred Stock (convertible into 50,030,000 common shares).

Description of Securities

Ultradata is authorized to issue 50,000,000 shares of Common Stock, $.01 par value per share, of which 45,034,840 shares are outstanding.

Holders of the Common Stock are entitled to one vote for each share in the election of directors and in all other matters to be voted on by the stockholders.  There is no cumulative voting in the election of directors.  Holders of Common Stock are entitled to receive such dividends as may be declared from time to time by the Board of Directors with respect to the Common Stock out of funds legally available therefor and, in the event of liquidation, dissolution or winding up of the Company, to share rateably in all assets remaining after payment of liabilities.  The holders of Common Stock have no pre-emptive or conversion rights and are not subject to further calls or assessments.  There are no redemption or sinking fund provisions applicable to the Common Stock.  The Common Stock currently outstanding is validly issued, fully paid and non-assessable.

Ultradata is also authorized to issue 5,000,000 shares of Preferred Stock, $.01 par value.  The Certificate of Incorporation gives the Board of Directors the authority to divide Preferred Stock into series, and to designate the rights and preferences of each series.  There are currently three series of preferred stock outstanding:

Series B, all of which is held by Warner Technology & Investment Corp.  The Series B shares may be converted into 58,499,413 shares of common stock.  The holder of the Series B stock may cast 58,499,413 votes at any meeting of Ultradata’s shareholders.

Series C, which is held by Monte Ross, Ernest Clarke and Mark Peterson, who were members of Ultradata’s Board of Directors prior to July 7, 2006. The Series C shares may be converted into 11,699,883 shares of common stock.  The holder of the Series C stock may cast 11,699,883 votes at any meeting of Ultradata’s shareholders.

Series D, which was issued to the prior shareholders of China Organic.  The Series D shares may be converted into 469,760,000 shares of common stock.  The holder of the Series D stock may cast 469,760,000 votes at any meeting of Ultradata’s shareholders.

Market Price and Dividends on Ultradata Common Equity and Other Shareholder Matters

Information regarding the market price of Ultradata common equity, payment of dividends, and other shareholder matters is set forth in Item 5 of Ultradata’s Annual Report on Form 10-KSB for the year ended December 31, 2005, which was filed with the Securities and Exchange Commission on April 7, 2006.

Legal Proceedings

Information regarding legal proceedings involving Ultradata is set forth in Part II, Item 1 of Ultradata’s Quarterly Report on Form 10-QSB for the period ended September 30, 2006, which was filed with the Securities and Exchange Commission on November 9, 2006.  Neither China Organic nor Jilin Huaren is party to any material legal proceedings.

Changes in and Disagreements with Accountants

Not applicable.

Indemnification of Directors and Officers

Section 145 of the General Corporation Law of the State of Delaware authorizes a corporation to provide indemnification to a director, officer, employee or agent of the corporation, including attorneys’ fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by him in connection with such action, suit or proceeding, if such party acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful as determined in accordance with the statute, and except that with respect to any action which results in a judgment against the person and in favor of the corporation the corporation may not indemnify unless a court determines that the person is fairly and reasonably entitled to the indemnification. Section 145 further provides that indemnification shall be provided if the party in question is successful on the merits.

Our certificate of incorporation provides that our directors shall be indemnified by us to the extent authorized by Delaware law. This indemnification would cover all expenses and liabilities reasonably incurred in connection with their services as directors.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers, employees or agents of Ultradata pursuant to the foregoing provisions, or otherwise, the small business issuer has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than payment by Ultradata of expenses incurred or paid by a director, officer, employee or agent of Ultradata in the successful defence of any  proceeding) is asserted by such director, officer, employee or agent in connection with the securities being registered, Ultradata will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 9.01

Financial Statements and Exhibits

Financial Statements

Page

Audited financial statements of Jilin Huaren Organic Health

    Products Co., Ltd.  for the years ended September 30,

    2005 and 2004

F-1

Unaudited financial statements of Jilin Huaren Organic Health

    Products Co., Ltd.for the nine months ended June 30, 2006

    and 2005

F-18

Unaudited pro forma consolidated financial statements of

    Ultradata Systems, Incorporated

F-31

Exhibits

10-a

Share Exchange Agreement dated November 10, 2006 between Ultradata Systems Incorporated and the shareholders of China Organic Health Products, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 13, 2006

ULTRADATA SYSTEMS, INCORPORATED

By: /s/ Huakang Zhou_______________

     Huakang Zhou, Chief Executive Officer

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of:

Jilin Huaren Organic Product Co., Ltd.

We have audited the accompanying balance sheets of Jilin Huaren Organic Product Co., Ltd. (the “Company”) as of September 30, 2005 and 2004, and the related statements of operation, changes in stockholders’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Jilin Huaren Organic Product Co., Ltd. as of September 30, 2005 and 2004, and the results of its operation, changes in stockholders’ equity, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

MS Group CPA LLC

MS Group CPA LLC

Certified Public Accountants

New York, New York

November 27, 2005

Jilin Huaren Organic Product Co., Ltd.

Balance Sheets

As of September 30,	
		2005	2004

Assets

		2005		2004
Current Assets:				
Cash and equivalents	$	311,010	$	9,379
Accounts receivable net of allowance for doubtful accounts of $9,391 and $0, respectively		1,783,366		-
Inventories		48,073		2,338
Other receivable		5,197,795		-
Loan to shareholder		141,910		-
Employee travel advances		14,016		121
Advances to suppliers		-		6,404
Prepaid expenses		6,637		-
Other current assets		2,280		205
Total Current Assets		7,505,087		18,447
Property and equipment, net		21,954		7,019
Total Assets	$	7,527,041	$	25,466

Liabilities and Stockholders' Equity

		2005		2004
Current Liabilities:				
Accrued expenses	$	36,099	$	13,340
Customer deposits		-		2,634
Loan from shareholder		-		28,647
Welfare payable		5,565		5,952
Tax payable		471,717		3,000
Other current liabilities		23,712		3,799
Total Current liabilities		537,093		57,372
Total Liabilities		537,093		57,372
Stockholders' Equity				
Common Stock, $0.121 par value, 50,000,000 shares in 2005 and 150,000 shares in 2004 authorized, issued and outstanding.		6,050,000		18,150
Additional paid-in capital		141,875		-
Reserve Fund		105,344		-
Retained earnings (deficit)		548,842		(50,030)
Accumulated other comprehensive income (loss)		143,887		(26)
Total Shareholders' Equity		6,989,948		(31,906)
Total Liabilities and Stockholders' Equity	$	7,527,041	$	25,466

The accompanying notes are an integral part of these financial statements.

Jilin Huaren Organic Product Co., Ltd.

Statements of Operation

For Year Ended September 30,	
	2005	2004
Revenues	$ 2,564,730	$ 63,770
Cost of goods sold	1,319,921	18,659
Gross Profit	1,244,809	45,111
Operating Expenses		
Selling expenses	84,709	20,227
General and administrative expenses	106,425	32,539
Total Operation Expenses	191,134	52,766
Income (Loss) From Operations	1,053,675	(7,655)
Other Income (Expenses)		
Interest income	1,340	-
Interest expense	(3,773)	(1,633)
Other expense, net	(176)	-
Total Other Expenses	(2,609)	(1,633)
Income (Loss) Before Income Taxes	1,051,066	(9,288)
Provision for Income Taxes	346,851	-
Net Income (Loss)	704,215	(9,288)
Foreign Currency Translation Adjustment	143,913	2
Comprehensive Income (Loss)	$ 848,128	$ (9,286)
Net Income (Loss) Per Common Share basic and diluted	$ 0.02	$ (0.06)
Weight Average Number of Common Shares Outstanding, basic and diluted	35,691,781	150,000

The accompanying notes are an integral part of these financial statements

Jilin Huaren Organic Product Co., Ltd.

Statements of Changes in Stockholders’ Equity

For the Years Ended September 30, 2005 and 2004

Jilin Huaren Organic Product Co., Ltd.

Statements of Cash Flows

Year Ended September 30,	
		2005	2004
Cash flows From Operation Activities:			
Net Income (Loss)	$	704,215	$ (9,288)
Adjustments to Reconcile Net Income (Loss) to Net Cash			
Provided by Operating Activities			
Depreciation		2,315	1,115
Changes in operating assets and liabilities			
Accounts receivable		(1,743,594)	-
Inventories		6,129,062	(2,338)
Other receivable		(5,093,849)	
Employee travel advances		(13,583)	(121)
Advances to suppliers		6,404	(6,404)
Prepaid expenses		(6,489)	-
Other current assets		(2,024)	(205)
Accrued expenses		21,954	11,576
Customer deposits		(2,634)	2,634
Welfare payable		(511)	2,239
Tax payable		458,196	3,000
Other current liabilities		19,384	3,401
Net Cash Provided by Operating Activities		478,846	5,609
Cash Flows From Investing Activities			
Purchases of property and equipment		(16,759)	(6,746)
Net Cash Used by Investing Activities		(16,759)	(6,746)
Cash Flows From Financing Activities			
Loan (to) from shareholder loans		(138,745)	3,276
Repayment of shareholder loans		(28,647)	-
Net Cash (Used) Provided by Financing Activities		(167,392)	3,276
Effect of exchange rate changes on cash		6,936	(2)
Net Increase in Cash and Cash Equivalents		301,631	2,137
Cash and equivalents at Beginning of Year		9,379	7,242
Cash and equivalents at Ending of Year	$	311,010	$ 9,379

SUPPLEMENT SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES

Issuance of common stock for crops	$	6,173,725	$ -

SUPPLEMENT DISCLOSURES OF CASH FLOW INFORMATION

There were no cash payment for interest or income taxes during the years ended September 30, 2005 and 2004.

The accompanying notes are an integral part of these financial statements.

Jilin Huaren Organic Product Co., Ltd.

Notes to Financial Statements

1.

Organization and Nature of Business

Jilin Huaren Organic Product Co., Ltd. (the “Company”) is a domestic enterprise incorporated in Jilin district of People Republic of China (“PRC”) in February 2000. The Company was formally known as Jilin Kangjian Technology Trade Center and changed its name to Jilin Huaren Organic Product Co., Ltd. in December 23, 2004.

The Company remained inactive and incurred minor administrative expenses prior to September 30, 2003. It was only until March 2004, the Company began its business operation as a wholesaler of organic agricultural products, nutritional health food products, and cosmetics related merchandises in PRC. The company is selling the cosmetics products under the “Huaren” brand name.

2.

Basis of Preparing Accounting Statement

These financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).  This basis of accounting differs from that used in the statutory accounts of the Company, which were prepared in accordance with the accounting principles and relevant financial regulations applicable to enterprises with domestic investment in the PRC (“PRC GAAP”).  Adjustments were made to the statutory accounts to conform to US GAAP.

3.

Summary of Significant Accounting Policies

a.

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period.  Actual results could differ from these estimates.

b.

Cash and cash equivalents

Cash and cash equivalents include cash on hand, demand deposits and highly liquid instruments with a maturity of three months or less at the time of purchase.

Jilin Huaren Organic Product Co., Ltd.

Notes to Financial Statements

c.

Accounts Receivable

Accounts receivables are recognized and carried at original invoice amount less allowance for any uncollectible amounts.  The Company provides an allowance for doubtful accounts equal to the estimated losses that will be incurred in the collection of all receivables. The estimated losses are based on a review of the current status of the existing receivables. The allowance for doubtful accounts as of September 30, 2005 and 2004 were $9,391 and $0, respectively.

d.

Inventories

Inventories are stated at the lower of cost or market value. Estimated obsolescence and any excess of carrying costs over market are provided for through valuation reserves.

e.

Property and Equipment

Property and equipment is stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over 5 years estimated useful lives.

Repairs and maintenance expenditures which do not extend the useful lives of the related assets are expended as incurred, whereas significant renewals and betterments are capitalized.

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statements of operation.

f.

Research and Development Costs

Research and development cost are charged to expenses as incurred. The Company incurred $1,150 and $0 research and development expenses for the years ended September 30, 2005 and 2004.

g.

Long-Lived Assets

The Company accounts for long-lived assets in accordance with SFAS 144, Accounting for the Impairment or Disposal of Long-Lived Assets.  Impairments are written off when events or circumstances indicate the carrying amount exceeds the recoverability or the estimated future cash flows expected from these assets.  For long-lived asset to be disposed, impairment is written off when the carrying amount exceeds the fair market value of the asset less the cost of disposal.

Jilin Huaren Organic Product Co., Ltd.

Notes to Financial Statements

h.

Warranties

The Company offers a commercial warranty on its products. Based on historical returns, an estimated return reserve is accrued for in the period revenue is recognized. The company’s experience for costs and expenses in connection with such warranties had been minimal and through September 30, 2005 and 2004, no amount had been reserved.

i.

Fair Value of Financial Instruments

The carrying amounts of cash and equivalents, accounts receivable, inventories, employee travel advances, advance to suppliers, other current assets, accrued liabilities, customer deposits, welfare payable, taxes payable, and other current liabilities approximate their fair value because of the immediate or short-term maturity of these financial instruments.

j.

Revenue Recognition

Revenue is recognized at the date of shipment to customers, and when the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectibles is reasonably assured. All revenues for the years ended September 30, 2005 and 2004 were products sales revenue recorded net of value added taxes.

Sales transactions not meeting all the conditions of the full accrual method are accounted for using the deposit method of accounting. Under the deposit method, all costs are capitalized as incurred, and payments received from the buyer are recorded as a customer deposits.

k.

Advertising and Marketing Costs

Advertising and marketing costs, except for costs associated with direct-response advertising and marketing, are charged to operations when incurred. The costs of direct-response advertising are capitalized and amortized over the period during which future benefits are expected to be received. Advertising and marketing expense were $15,707 and $10,056 for the years ended September 30, 2005 and 2004, respectively.

l.

Employee Welfare Benefit

The Company has established an employee welfare plan in accordance with Chinese law and regulations. The Company makes annual pre-tax contributions of 14% of all employees’ salaries. The total expense for the above plan amounted to $4,939 and $2,239 for the years ended September 30, 2005 and 2004.

Jilin Huaren Organic Product Co., Ltd.

Notes to Financial Statements

m.

Foreign Currency Translation

The accompanying financial statements are presented in United States dollars. The Company’s functional currency is the Renminbi (“RMB”). The following rates are used in translating the RMB to the U.S. Dollar presentation disclosed in these financial statements for the year ended September 30, 2005 and 2004.

n.

Income Taxes

Income taxes represent the tax effects of transactions from changes in current taxes due and in deferred taxes.  Deferred taxes arise from differences between the basis of assets and liabilities for financial and income tax reporting.  Deferred tax assets and liabilities represent future tax consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.  The Company is not subjected to federal or state income taxes in the United State.

o.

Comprehensive Income

SFAS 130, Reporting Comprehensive Income, defines comprehensive income to include all changes in equity except those resulting from investments by owners and distributions to owners and requires that the period’s comprehensive income, its components and accumulated balances be disclosed.  Among other disclosures, SFAS 130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in a financial statement that is presented with the same prominence as other financial statements.  The Company’s only current component of comprehensive income is the foreign currency translation adjustment.

p.

Basic and Diluted Income per Common Share

The Company accounts for net income per common share in accordance with SFAS 128, Earnings per Share (“EPS”).  SFAS 128 requires the disclosure of the potential dilution effect of exercising or converting securities or other contracts involving the issuance of common stock.  Basic net income (loss) per share is determined based on the weighted average number of common shares outstanding.  Diluted net income (loss) per share is determined based on the assumption that all dilutive convertible shares and stock options were converted

Jilin Huaren Organic Product Co., Ltd.

Notes to Financial Statements

or exercised. The Company did not have any outstanding convertible shares or share options as of September 30, 2005 and 2004.

q.

Segment Reporting

SFAS 131, Disclosure about Segments of an Enterprise and Related Information, requires disclosure of reportable segments used by management for making operating decisions and assessing performance.  Reportable segments are categorized by products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company.  SFAS 131 has no effect on the Company’s financial statements as substantially all of the Company’s operations are conducted in one industry segment, which is wholesaling.

r.

Recent Pronouncements

In November 2004, SFAS 151, Inventory Costs, and Amendment of ARB No. 43, Chapter 4, was issued to require the allocation of fixed production overheads to inventory be based on the normal capacity of the production facilities and that abnormal expenses should be charged as a current period expense.  SFAS 151 is applied prospectively for fiscal years beginning after June 15, 2005 with early adoption permitted.  The Company does not expect the adoption SFAS 151 to have a material impact on its financial position, results of operations or cash flows.

4.

Employee Travel Advances

Employee travel advances consists of prepaid travel advances to the Company’s employees. These amounts are unsecured, non-interest bearing and are due on demand.

5.

Loan to / from Shareholder

At the beginning of year 2004, a major shareholder advanced necessary working capital to the Company for starting up its operations. These advances were unsecured loan to the Company with interest at prime rate but without a fixed repayment term. The loan was fully settled as of September 30, 2005.

During fiscal year 2005, the Company made a one time advance of $141,910 to the same shareholder as a personal loan. The loan is unsecured and is payable on demand. The shareholder will pay loan interest at prime rate and the Company is expecting the repayment of the loan by September 30, 2006.

Jilin Huaren Organic Product Co., Ltd.

Notes to Financial Statements

6.

Inventories

Inventories consist of the following:

7.

Other Receivable

Due to the perishable nature of the Company’s agricultural products inventory, the Company entered into an agreement with one of its customer, Jilin Wancheng Miye Co., Ltd. (“Wancheng”), which is non-related party, in April 2005 to transfer a bulk of its temporary excessive crops to Wancheng for the period from April 2005 to February 2006. The reason for the transfer was to avoid selling the inventory in an open market at a discounted price.

The inventory was transferred to Wancheng at cost and Wancheng will either return all crops that transferred or pay the cost of $5,197,795 to the Company at the end of the agreement term.

8.

Property and Equipment, net

Property and equipment at cost, less accumulated depreciation, consists of the following:

Depreciation expense charged to operations was $2,315 and $1,115 for the years ended September 30, 2005 and 2004, respectively.

Jilin Huaren Organic Product Co., Ltd.

Notes to Financial Statements

9.

Other Current Assets

Other current assets were mainly unsecured advance to sales agents. All advances are non-interest bearing and due upon demand.

10.

 Taxation

a.

Corporation Income Tax (“CIT”)

In accordance with the relevant PRC tax laws and regulations, the Company is subject to CIT at a 33% tax rate.

Tax losses incurred during prior year can to be carried forward to apply against future tax liabilities after getting approval from tax bureau in PRC. For the years ended September 30, 2005 and 2004, income tax expenses are summarized as follows:

b.

Value Added Tax (“VAT”)

The Company is subjected to VAT on merchandises sales in PRC.  For the years ended September 30, 2005 and 2004, a small scale tax rate of 4% was applicable.

c.

Business Tax (“BT”)

The Company also subject to Business Tax, which is charged on the service income at a generate rate of 5% in accordance with the tax law in Jilin District of PRC.

d.

Taxes Payable

Tax payable consists of the following:

Jilin Huaren Organic Product Co., Ltd.

Notes to Financial Statements

Jilin Huaren Organic Product Co., Ltd.

Notes to Financial Statements

11.

Other Current Liabilities

Other current liabilities consist of the following:

12.

Commitments and Contingencies with Related Party

The Company leases an office space in PRC from its major shareholder. The future minimum rental payments required under this operating lease that is expiring in September 30, 2006 is $15,724.

The lease does not contain a renewal option and the Company is currently working on the renewal of the lease.

The rental expenses under the above operating lease were $15,486 and $5,799 for the years ended September 30, 2005 and 2004, respectively.

13.

Stockholders’ Equity

a.

Common Stock

The Company has authorized share capital of 50 millions shares of common stock at $0.121 per share.  As of September 30, 2004, 150,000 shares were issued and outstanding. During fiscal year ended 2005, the Company issued an additional 49,850,000 shares of its common stock to a group of investors in exchange for 21,601 tons of food grants at an aggregated value of $6,173,725.  The fair value of the crops was determined by reference to the market price of the goods at the date of the contribution and certified by the local appraiser. As the end of September 30,

Jilin Huaren Organic Product Co., Ltd.

Notes to Financial Statements

2005, 50 millions shares of the Company common stock were issued and outstanding.

b.

Additional Paid-In Capital

The additional paid-in capital represents the excess of the aggregate fair value of the capital contributed over the par value of the stock issued.

c.

Statutory Reserve Funds

As stipulated by the Common Law of the PRC, net income after taxation can only be distributed as dividends after appropriation had been made for the following:

•

make-up cumulative losses from prior years, if any;

•

allocate 10% of after-tax net income to the “statutory surplus reserve”  as determined under PRC accounting rules and regulations, until the fund amounts to 50% of the Company’s registered capital;

•

allocate 5-10% of income after tax, as determined under PRC accounting rules and regulations, to the Company’s “statutory common welfare fund”, which is established for the purpose of providing employee facilities and other collective benefits to the Company’s employee(s); and

•

allocate funds to the discretionary surplus reserve, if approved in the shareholders’ general meeting.

The Company selected to establish a reserve at an annual contribution of 5% of net income to the statutory common welfare fund.  The statutory reserve funds consist of the following as at September 30, 2005 and 2004:

Jilin Huaren Organic Product Co., Ltd.

Notes to Financial Statements

14.

Concentration of Business, Operation Risk, and Credit Risk

a.

Financial Risks

The Company provides credit in the normal course of business.  The Company performs ongoing credit evaluations of its customers and maintains allowances for doubtful accounts based on factors surrounding the credit risk of specific customers, historical trends, and other information.

b.

Major Customers

The following summarizes sales to major customers (each 10% or more of sale):

c.

Major Suppliers

The following summarized purchases from major suppliers (each 10% or more of purchases):

d.

Geographical Risks

Since the Company’s operations and assets are located in PRC, it is subject to considerations and risks atypical to those in the United States, including changes in the political, economic, social, legal, and tax environments in PRC, as well as changes in inflation and interest rates.  Changes in laws and regulations concerning PRC’s direct sales strategy, and organic products, nutritional health food, and cosmetic related merchandises industries could also significantly affect the Company’s future operating results and financial position.

Jilin Huaren Organic Product Co., Ltd.

Financial Statements

June 30, 2006

Index to the Financial Statements

Page

F-19

Unaudited Balance Sheets as of June 30, 2006 and September 30, 2005

F-20

Unaudited Statements of Operations for Nine Months and Three Months Ended June 30, 2006 and 2005

F-21

Unaudited Statements of Cash Flows for Nine Months Ended June 30, 2006 and 2005

F-20

Unaudited Notes to Financial Statements

JILIN HUAREN ORGANIC PRODUCT CO., LTD.

BALANCE SHEETS (UNAUDITED)

AS OF JUNE 30, 2006 AND SEPTEMBER 30, 2005

June 30, 2006 Unaudited		September 30, 2005 Audited
Assets				
Current Assets:				
Cash and equivalents	$	47,597	$	311,010
Accounts receivable net of allowance for doubtful accounts of $11,487 and $9,391, respectively		2,285,894		1,783,366
Inventories		567,703		48,073
Loan to officers/shareholders		437,812		141,910
Other receivable		4,349,002		5,197,795
Employee travel advances		11,686		14,016
Advances to suppliers		29,392		-
Prepaid		948,108		6,637
Other current assets		10,708		2,280
Total Current Assets		8,687,902		7,505,087
Property and equipment, net		108,762		21,954
Total Assets		8,796,664		7,527,041
Liabilities and Stockholders' Equity				
Current Liabilities:				
Account Payable		8,506		-
Accrued expenses		26,490		36,099
Customer deposits		338		-
Welfare payable		8,071		5,565
Tax payable		936,875		471,717
Other current liabilities		6,018		23,712
Total Current liabilities		986,298		537,093
Total Liabilities		986,298		537,093
Stockholders' Equity				
Common Stock, $0.121 par value, 50,000,000 shares in 2006 and 2005 authorized, issued and outstanding.		6,050,000		6,050,000
Additional paid-in capital		141,875		141,875
Reserve Fund		211,992		105,344
Retained earnings		1,172,197		548,842
Accumulated other comprehensive income		234,302		143,887
Total Shareholders' Equity		7,810,366		6,989,948
Total Liabilities and Stockholders' Equity	$	8,796,664	$	7,527,041

The accompanying notes are an integral part of these financial statements.

JILIN HUAREN ORGANIC PRODUCT CO., LTD.

STATEMENTS OF OPERATIONS (UNAUDITED)

FOR NINE MONTHS AND THREE MONTHS EDNED JUNE 30, 2006 AND 2005

For Three Months Ended				For Nine Months Ended		
		June 30, 2006		June 30, 2005		June 30, 2006		June 30, 2005
		Unauidted		Unaudited		Unauidted		Unaudited
Revenues	$	1,023,516	$	349,184	$	2,194,224	$	2,025,522
Cost of goods sold		527,668		146,633		791,472		1,124,473
Gross Profit		495,848		202,551		1,402,752		901,049
Operating Expenses								
Selling expenses		19,110		17,891		119,266		62,719
General and administrative expenses		58,538		18,630		207,512		70,186
Total Operation Expenses		77,648		36,521		326,778		132,905
Income From Operations		418,200		166,030		1,075,974		768,144
Other Income (Expenses)								
Interest income		4,820		515		13,590		515
Interest expense		-		1,161		-		2,096
Other expense, net		(23)		-		8		103
Total Other Income (Expenses)		4,843		(646)		13,582		(1,684)
Income Before Income Taxes		423,043		165,384		1,089,556		766,460
Provision for Income Taxes		139,604		54,576		359,553		252,931
Net Income		283,439		110,808		730,003		513,529
Foreign Currency Translation Adjustment		21,864		(346)		90,415		(8,990)
Comprehensive Income	$	305,303	$	110,462	$	820,418	$	504,539
Net Income Per Common Share basic and diluted	$	0.01	$	0.00	$	0.02	$	0.02
Weight Average Number of Common Shares Outstanding, basic and diluted		50,000,000		50,000,000		50,000,000		31,458,640

The accompanying notes are an integral part of these financial statements.

JILIN HUAREN ORGANIC PRODUCT CO., LTD.

STATEMENTS OF CASH FLOW

FOR NINE MONTHS EDNED JUNE 30, 2006 AND 2005

For Nine Months Ended		
		June 30, 2006		June 30, 2005
		Unauidted		Unaudited
Cash flows From Operation Activities:				
Net Income	$	730,003	$	513,529
Adjustments to Reconcile Net Income to Net Cash				
Provided by Operating Activitie				
Depreciation		8,589		1,437
Bad debt expenses		2,096		8,699
Changes in operating assets and liabilities				
Accounts receivable		(482,718)		(1,739,866)
Inventories		(519,043)		(85,971)
Other receivable		914,612		1,077,203
Employee travel advance		2,502		(11,166)
Advances to suppliers		(29,392)		(67,199)
Prepaid		(941,390)		(362)
Accrued expenses		(10,050)		24,601
Other current assets		(10,709)		-
Customer deposits		338		(2,634)
Accounts payable		8,506		-
Welfare payable		2,437		4,580
Tax payable		459,395		346,484
Other current liabilities		(17,984)		76,798
Net Cash Provided by Operating Activities		117,192		146,133
Cash Flows From Investing Activities				
Purchases of property and equipment		(95,129)		(5,774)
Net Cash Used by Investing Activities		(95,129)		(5,774)
Cash Flows From Financing Activities				
Proceeds from officers/shareholders loans		143,644		48,041
Payment for loan to officers/shareholders		(437,812)		-
Net Cash (Used) Provided by Financing Activities		(294,168)		48,041
Effect of exchange rate changes on cash		3,692		6
Net Increase in Cash and Cash Equivalents		(268,413)		188,406
Cash and equivalents at September 30, 2005 and 2004		311,010		9,379
Cash and equivalents at June 30, 2006 and 2005	$	42,597	$	197,785

The accompanying notes are an integral part of these financial statements.

Jilin Huaren Organic Product Co., Ltd.

Unaudited Notes to Financial Statements

1.

Organization and Nature of Business

Jilin Huaren Organic Product Co., Ltd. (the “Company”) is a domestic enterprise incorporated in Jilin district of People Republic of China (“PRC”) in February 2000. The Company was formally known as Jilin Kangjian Technology Trade Center and changed its name to Jilin Huaren Organic Product Co., Ltd. in December 23, 2005.

The Company remained inactive and incurred minor administrative expenses prior to June 30, 2003. It was only until March 2005, the Company began its business operation as a wholesaler of organic agricultural products, nutritional health food products, and cosmetics related merchandises in PRC. The company is selling the cosmetics products under the “Huaren” brand name.

2.

Basis of Preparing Accounting Statement

These financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).  This basis of accounting differs from that used in the statutory accounts of the Company, which were prepared in accordance with the accounting principles and relevant financial regulations applicable to enterprises with domestic investment in the PRC (“PRC GAAP”).  Adjustments were made to the statutory accounts to conform to US GAAP.

3.

Summary of Significant Accounting Policies

a.

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period.  Actual results could differ from these estimates.

b.

Cash and cash equivalents

Cash and cash equivalents include cash on hand, demand deposits and highly liquid instruments with a maturity of three months or less at the time of purchase.

c.

Accounts Receivable

Accounts receivables are recognized and carried at original invoice amount less allowance for any uncollectible amounts.  The Company provides an allowance for doubtful accounts equal to the estimated losses that will be incurred in the collection of all receivables. The estimated losses are based on a review of the current status of the existing receivables. The

Jilin Huaren Organic Product Co., Ltd.

Unaudited Notes to Financial Statements

allowance for doubtful accounts as of June 30, 2006 and September 30, 2005 were $11,487 and $9,391, respectively.

d.

Inventories

Inventories are stated at the lower of cost or market value. Estimated obsolescence and any excess of carrying costs over market are provided for through valuation reserves.

e.

Property and Equipment

Property and equipment is stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over 5 year estimated useful lives.

Repairs and maintenance expenditures which do not extend the useful lives of the related assets are expended as incurred, whereas significant renewals and betterments are capitalized.

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statements of operation.

f.

Research and Development Costs

Research and development cost are charged to expenses as incurred. The Company incurred $0 and $904 research and development expenses for nine months ended June 30, 2006 and 2005.

g.

Long-Lived Assets

The Company accounts for long-lived assets in accordance with SFAS 144, Accounting for the Impairment or Disposal of Long-Lived Assets.  Impairments are written off when events or circumstances indicate the carrying amount exceeds the recoverability or the estimated future cash flows expected from these assets.  For long-lived asset to be disposed, impairment is written off when the carrying amount exceeds the fair market value of the asset less the cost of disposal.

h.

Warranties

The Company offers a commercial warranty on its products. Based on historical returns, an estimated return reserve is accrued for in the period revenue is recognized. The company’s experience for costs and expenses in connection with such warranties had been minimal and through June 30, 2006 and 2005, no amount had been reserved.

i.

Fair Value of Financial Instruments

The carrying amounts of cash and equivalents, accounts receivable, inventories, employee travel advances, advance to suppliers, prepaid expenses, other current assets, accounts payable accrued expenses, customer deposits, welfare payable, taxes payable, and other

Jilin Huaren Organic Product Co., Ltd.

Unaudited Notes to Financial Statements

current liabilities approximate their fair value because of the immediate or short-term maturity of these financial instruments.

j.

Revenue Recognition

Revenue is recognized at the date of shipment to customers, and when the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectibles is reasonably assured. All revenues for nine months ended June 30, 2006 and 2005 were products sales revenue recorded net of value added taxes.

Sales transactions not meeting all the conditions of the full accrual method are accounted for using the deposit method of accounting. Under the deposit method, all costs are capitalized as incurred, and payments received from the buyer are recorded as a customer deposits.

k.

Advertising and Marketing Costs

Advertising and marketing costs, except for costs associated with direct-response advertising and marketing, are charged to operations when incurred. The costs of direct-response advertising are capitalized and amortized over the period during which future benefits are expected to be received. Advertising and marketing expense were $4,383 and $13,081 for nine months ended June 30, 2006 and 2005, respectively.

l.

Employee Welfare Benefit

The Company has established an employee welfare plan in accordance with Chinese law and regulations. The Company makes annual pre-tax contributions of 14% of all employees’ salaries. The total expense for the above plan amounted to $9,288 and $3,895 for nine months ended June 30, 2006 and 2005

m.

Foreign Currency Translation

The accompanying financial statements are presented in United States dollars. The Company’s functional currency is the Renminbi (“RMB”). The following rates are used in translating the RMB to the U.S. Dollar presentation disclosed in these financial statements for nine months ended June 30, 2006 and 2005.

n.

Income Taxes

Income taxes represent the tax effects of transactions from changes in current taxes due and in deferred taxes.  Deferred taxes arise from differences between the basis of assets and liabilities for financial and income tax reporting.  Deferred tax assets and liabilities represent future tax consequences of those differences, which will either be taxable or

Jilin Huaren Organic Product Co., Ltd.

Unaudited Notes to Financial Statements

deductible when the assets and liabilities are recovered or settled.  The Company is not subjected to federal or state income taxes in the United State, but subjected to corporation income taxes in Jilin PRC.

o.

Comprehensive Income

SFAS 130, Reporting Comprehensive Income, defines comprehensive income to include all changes in equity except those resulting from investments by owners and distributions to owners and requires that the period’s comprehensive income, its components and accumulated balances be disclosed.  Among other disclosures, SFAS 130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in a financial statement that is presented with the same prominence as other financial statements.  The Company’s only current component of comprehensive income is the foreign currency translation adjustment.

p.

Basic and Diluted Income per Common Share

The Company accounts for net income per common share in accordance with SFAS 128, Earnings per Share (“EPS”).  SFAS 128 requires the disclosure of the potential dilution effect of exercising or converting securities or other contracts involving the issuance of common stock.  Basic net income (loss) per share is determined based on the weighted average number of common shares outstanding.  Diluted net income (loss) per share is determined based on the assumption that all dilutive convertible shares and stock options were converted or exercised. The Company did not have any outstanding convertible shares or share options as of June 30, 2006 and 2005.

q.

Segment Reporting

SFAS 131, Disclosure about Segments of an Enterprise and Related Information, requires disclosure of reportable segments used by management for making operating decisions and assessing performance.  Reportable segments are categorized by products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company.  SFAS 131 has no effect on the Company’s financial statements as substantially all of the Company’s operations are conducted in one industry segment, which is wholesaling.

r.

Recent Pronouncements

In December 2004, the FASB issued SFAS 123R. Under this standard, all forms of share-based payment to employees, including stock options, would be treated as compensation and recognized in the statement of operations. This standard will be effective for awards granted, modified or settled in fiscal years beginning after June 15, 2005. The Company is currently researching the appropriate valuation model to use for stock options. In connection with the issuance of FAS 123R, the SEC issued Staff Accounting Bulletin No. 107 (SAB 107) in March of 2005. SAB 107 provides implementation guidance for companies to use in

Jilin Huaren Organic Product Co., Ltd.

Unaudited Notes to Financial Statements

their adoption of FAS 123R. The Company is currently evaluating the effect of FAS 123R and SAB 107 on its financial statements.

4.

Employee Travel Advances

Employee travel advances consists of prepaid travel advances to the Company’s employees. These amounts are unsecured, non-interest bearing and are due on demand.

5.

Loan to / from Shareholder

The Company had loaned to its officers/shareholders $437,812 as of quarter ended June 30, 2006. These loans are unsecured and are payable on demand. The officers/shareholders will pay loan interest at prime rate.

6.

Inventories

Inventories consist of the following:

7.

Other Receivable

Due to the perishable nature of the Company’s agricultural products inventory, the Company entered into an agreement with one of its customer, Jilin Wancheng Miye Co., Ltd. (“Wancheng”), which is non-related party, in April 2005 to transfer a bulk of its temporary excessive crops to Wancheng for the period from April 2005 to February 2006. The company had extended the agreement term to November 30, 2006. The reason for the transfer was to avoid selling the inventory in an open market at a discounted price.

The inventory was transferred to Wancheng at cost and Wancheng will either return all crops that transferred or pay the cost of $5,197,795 (RMB42,060,503) to the Company at the end of the agreement term. For the quarter ended June 30, 2006, the remained unpaid balance was $4,349,002.

Jilin Huaren Organic Product Co., Ltd.

Unaudited Notes to Financial Statements

8.

Prepaid

As of quarter ended June 30, 2006, the Company had paid $938,168 (RMB7,500,000) to ChanChun LuYe Drinking Co., Ltd. for purchasing a building. Since the property title has not been transferred to the Company as of June 30, 2006, the Company recorded this payment as prepaid.

9.

Property and Equipment, net

Property and equipment at cost, less accumulated depreciation, consist of the following as of June 30, 2006:

Depreciation expenses charged to operation were $8,589 and $1,437 for the nine months ended June 30, 2006 and 2005, respectively.

10.

Other Current Assets

Other current assets were mainly accrued interest income receivable and unsecured advance to sales agents. All advances are non-interest bearing and due upon demand..

11.

 Taxation

e.

Corporation Income Tax (“CIT”)

In accordance with the relevant PRC tax laws and regulations, the Company is subject to CIT at a 33% tax rate.

Tax losses incurred during prior year can to be carried forward to apply against future tax liabilities after getting approval from tax bureau in PRC. For nine months ended June 30, 2006 and 2005, the income taxes expenses were $359,553 and $252,931 respectively.

Jilin Huaren Organic Product Co., Ltd.

Unaudited Notes to Financial Statements

f.

Value Added Tax (“VAT”)

The Company is subjected to VAT on merchandises sales in PRC.  For nine months ended June 30, 2006 and 2005, a small scale tax rate of 4% was applicable.

g.

Business Tax (“BT”)

The Company also subject to Business Tax, which is charged on the service income at a generate rate of 5% in accordance with the tax law in Jilin District of PRC.

h.

Taxes Payable

Tax payable consists of the following as of June 30, 2006:

12.

Other Current Liabilities

Other current liabilities consist of the following as of June 30, 2006:

13.

Commitments and Contingencies

The Company also leases certain office spaces and employees living spaces in PRC from non-related parties. The future minimum rental payments required under these operating leases that are expiring in September 20, 2006.is $200.

The rental expenses under the above operating leases were $12,769 and $11,587 for nine months ended June 30, 2006 and 2005.

Jilin Huaren Organic Product Co., Ltd.

Unaudited Notes to Financial Statements

14.

Stockholders’ Equity

d.

Common Stock

The Company has authorized, issued, and outstanding share capital of 50 millions shares of common stock at $0.121 per share as of June 30, 2006 and September 30, 2005. During nine months ended June 30, 2005, the Company issued an additional 49,850,000 shares of its common stock to a group of investors in exchange for 21,601 tons of food grants at an aggregated value of $6,173,725.  The fair value of the crops was determined by reference to the market price of the goods at the date of the contribution and certified by the local appraiser.

e.

Additional Paid-In Capital

The additional paid-in capital represents the excess of the aggregate fair value of the capital contributed over the par value of the stock issued.

f.

Statutory Reserve Funds

As stipulated by the Common Law of the PRC, net income after taxation can only be distributed as dividends after appropriation had been made for the following:

•

make-up cumulative losses from prior years, if any;

•

allocate 10% of after-tax net income to the “statutory surplus reserve”  as determined under PRC accounting rules and regulations, until the fund amounts to 50% of the Company’s registered capital;

•

allocate 5-10% of income after tax, as determined under PRC accounting rules and regulations, to the Company’s “statutory common welfare fund”, which is established for the purpose of providing employee facilities and other collective benefits to the Company’s employee(s); and

•

allocate funds to the discretionary surplus reserve, if approved in the shareholders’ general meeting.

The Company selected to establish a reserve at an annual contribution of 5% of net income to the statutory common welfare fund.  The statutory reserve funds consist of the following as of June 30, 2006:

Jilin Huaren Organic Product Co., Ltd.

Unaudited Notes to Financial Statements

15.

Concentration of Business, Operation Risk, and Credit Risk

e.

Financial Risks

The Company provides credit in the normal course of business. The Company performs ongoing credit evaluations of its customers and maintains allowances for doubtful accounts based on factors surrounding the credit risk of specific customers, historical trends, and other information.

f.

Geographical Risks

Since the Company’s operations and assets are located in PRC, it is subject to considerations and risks atypical to those in the United States, including changes in the political, economic, social, legal, and tax environments in PRC, as well as changes in inflation and interest rates.  Changes in laws and regulations concerning PRC’s direct sales strategy, and organic products, nutritional health food, and cosmetic related merchandises industries could also significantly affect the Company’s future operating results and financial position.

ULTRADATA SYSTEMS, INCORPORATED, AND SUBSIDIARY
PRO FORMA CONSOLIDATED BALANCE SHEET
June 30, 2006
(Unaudited)

	Ultradata Systems Incorporated and Subsidiary	China Organic Health Products, Inc. and Subsidiary	Pro forma Adjustments	Dr.		Cr.	Pro Forma Balances
Assets							
Current Assets:							
Cash and equivalents	$ 66,613	$ 47,597		$ -		$ -	$ 114,210
Accounts receivable, net	15,399	2,285,894		-		-	2,301,293
Inventories, net	78,538	567,703		-		-	646,241
Loan to officers/shareholders	-	437,812		-		-	437,812
Other receivable	-	4,349,002		-		-	4,349,002
Employee travel advances	-	11,686		-		-	11,686
Advances to suppliers	-	29,392		-		-	29,392
Prepaid expenses and other current assets	36,179	948,108		-		-	984,287
Other current assets	-	10,708		-		-	10,708
Total Current Assets	196,729	8,687,902		-		-	8,884,631
Property and Equipment, net	25,952	108,762		-		-	134,714
Other Assets	5,444	-		-		-	5,444
Total Assets	228,125	8,796,664		-		-	9,024,789
Liabilities and Stockholders' (Deficiency) Equity							
Current Liabilities:							
Accounts payable	120,283	8,506		-		-	128,789
Accrued expenses	283,711	26,490		-		-	310,201
Customer deposits	-	338					338
Welfare payable	-	8,071					8,071
Notes payable	76,000	-		-		-	76,000
Tax payable	-	936,875					936,875
Other current liabilities	-	6,018		-		-	6,018
Total Current Liabilities	479,994	986,298		-		-	1,466,292
Total Liabilities	479,994	986,298		-		-	1,466,292
Redeemable Stock:							
Series B convertible preferred stock, 210,000 shares authorized and outstanding with a stated value of $1,050	1,050	-		-		-	1,050
Series C convertible preferred stock, 150,000 shares authorized, with a stated value of $750 - 100,000 shares outstanding	500	-		-		-	500
Series D convertible preferred stock, $0.01 par value, 234,880 shares authorized and outstanding	-				(1)	2,349	2,349
Stockholders' (Deficiency) Equity:							
Preferred stock, $0.01 par value, 4,636,680 shares authorized, none outstanding	-	-		-		-	-
Common stock $0.01 par value; 50,000,000 shares authorized; 45,036,040 shares issued and outstanding - Pro forma	175,487	6,050,000	(2)	6,050,000	(2)	274,873	450,360
Additional paid-in capital	13,850,723	141,875	(1)(2)	14,556,851	(2)	6,050,000	5,485,747
Reserve fund	-	211,992		-		-	211,992
Retained (deficit) earnings	(14,279,629)	1,172,197		-	(2)	14,279,629	1,172,197
Accumulated other comprehensive income	-	234,302		-		-	234,302
Total Stockholders' (Deficiency) Equity	(253,419)	7,810,366		20,606,851		20,604,502	7,554,598
Total Liabilities and Stockholders' Equity	$ 228,125	$ 8,796,664		$ 20,606,851		$ 20,606,851	$ 9,024,789

See notes to pro forma consolidated balance sheet

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following Unaudited Pro Forma Combined Financial Statements of Ultradata Systems, Incorporated, and Subsidiary ("Ultradata") and China Organic Health Products, Inc. and Subsidiary ("COHP") give effect to the merger between Ultradata and COHP under the purchase method of accounting prescribed by Financial Accounting Standards No. 141, Business Combinations.  The acquisition of COHP by Ultradata has been accounted for as a reverse acquisition under the purchase method for business combinations.  The combination of the two companies is recorded as a recapitalization of COHP pursuant to which COHP is treated as the continuing entity.  In connection with the acquisition, Ultradata will acquire all of the outstanding capital stock of COHP to which COHP will merge with and into Ultradata. At the effective time of the merger, Ultradata will acquire COHP in exchange for (i) 27,486,175 shares of Ultradata's Common Stock and (ii) 234,880 shares of the Ultradata’s Series D Convertible Preferred Stock, each of which is convertible into 2,000 shares of Ultradata’s Common Stock (the "Merger"). The aggregate amount of shares of Common Stock issueable to the shareholders of COHP pursuant to the Merger, taking into account conversion of all of shares of the Series D Preferred Stock, shall represent 85% of the issued and outstanding shares of the Ultradata’s Common Stock.  These pro forma combined financial statements are presented for illustrative purposes only. The pro forma adjustments are based upon available information and assumptions that management believes are reasonable.  The Unaudited Pro Forma Combined Financial Statements do not purport to represent what the results of operations or financial position of Ultradata would actually have been if the merger had in fact occurred on January 1, 2006, nor do they purport to project the results of operations or financial position of Ultradata for any future period or as of any date, respectively.

These Unaudited Pro Forma Combined Financial Statements do not give effect to any restructuring costs or to any potential cost savings or other operating efficiencies that could result from the merger between Ultradata and COHP.

The adjustments to the unaudited pro forma consolidated financial statements as of June 30, 2006 reflects the issuance of 234,880 shares of the Company's Series D Convertible Preferred Stock and reflects the issuance of 27,486,175 shares of the Company's Common Stock for the acquisition of all of the outstanding capital stock of China Organic Health Products, Inc. and Subsidiary and that the transaction occurred as of June 30, 2006 and are as follows:

(1) To reflect the issuance of 234,880 shares of the Company's Series D Convertible Preferred Stock, and

(2) To reflect the issuance of 27,486,175 shares of the Company's Common Stock for the acquisition of all of the outstanding capital stock of China Organic Health Products, Inc. and Subsidiary ("COHP"), a Delaware corporation. For financial accounting purposes, the exchange of stock will be treated as a recapitalization of Ultradata with the former shareholders of the Company retaining 17,549,865 or approximately 3% of the outstanding stock. According to the merger agreement, the holder of Series C Preferred Stock, the former management of the Company, is entitled to convert the Series C Preferred Stock into 11,699,910 or approximately 2% of the outstanding stock, and the holder of Series B Preferred Stock, Warner Technology & Investment Corporation, is entitled cast 51% of the votes at any shareholders meeting and to convert the Series B Preferred Stock into 58,499,550 or approximately 10% of the outstanding stock.

ULTRADATA SYSTEMS, INCORPORATED, AND SUBSIDIARY

NOTES TO THE UNAUDITED PRO FORMA FINANCIAL STATEMENTS

  Unaudited pro forma adjustments reflect the following transaction:

1)

Preferred stock

        Paid-in capital

To reflect the issuance of 234,880 shares of preferred stock in connection with reverse merger.

2)

Paid-in capital

        Retained earnings

       Common stock

Common stock

      Paid-in capital

To reflect the issuance of 27,486,175 shares of common stock in connection with reverse merger and the recapitalization of the Company.

Dr. 2349 14,554,502 6,050,000	Cr. 2349 14,279,629 274,873 6,050,000